Highland Special Situations Fund

Quarterly Report

March 31, 2008

Highland Special Situations Fund

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

FUND PROFILE

Highland Special Situations Fund

Objective
Highland Special Situations Fund (the “Fund”) seeks to achieve high total returns while minimizing losses.

Total Net Assets of Common Shares as of March 31, 2008
$75.8 million

Portfolio Data as of March 31, 2008
The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 03/31/08 (%)*

B	46.7

Ba	7.0

Ca	1.8

Caa	21.1

NR	23.4

Top 5 Sectors as of 03/31/08 (%)*

Housing - Building Materials	14.4

Service - Environmental Services	9.5

Healthcare - Alternate Site Services	7.9

Utilities	5.4

Consumer Non-Durables	4.5

Top 10 Holdings as of 03/31/08 (%)*

Safety-Kleen Systems, Inc. (Common Stocks)	14.3

Trussway Industries, Inc. (Common Stocks)	12.4

Trussway Industries, Inc. (Senior Loans)	9.1

Mirant Corp. (Common Stocks)	7.2

Solo Cup Co. (Corporate Notes and Bonds)	6.8

Realogy Corp. (Corporate Notes and Bonds)	5.8

Energy XXI Gulf Coast, Inc. (Corporate Notes and Bonds)	5.0

Select Medical Corp. (Corporate Notes and Bonds)	4.2

Chiquita Brands International, Inc. (Corporate Notes and Bonds)	4.1

Danish Holdco A/S (Foreign Denominated Senior Loans)	3.6

*	Quality is calculated as a percentage of total senior loans and corporate notes and bonds. Sectors and holdings are calculated as a percentage of net assets applicable to common shareholders.

FINANCIAL STATEMENTS

Highland Special Situations Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio

The Investment Portfolio details all of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities

This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value for common shares is calculated by dividing net assets for that class by the number of common shares outstanding in that class as of the last day of the reporting period.

Statement of Operations

This statement reports income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, any unrealized gains or losses recognized over the period as well as any distributions to preferred shareholders. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statements of Changes in Net Assets

These statements detail how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights

The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements

These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2008	Highland Special Situations Fund

Principal Amount ($)		Value ($)

Senior Loans (a) - 8.3%

Healthcare - Alternate Site Services - 2.3%
	LifeCare Holdings
1,974,684	Term Loan, 6.95%, 08/11/12	1,704,152

Housing - Building Materials - 6.0%
	Trussway Industries, Inc.
4,563,904	Term Loan, 6.20%, 05/31/09 (b) (c)	4,563,904

Transportation - Auto - 0.0%
	Penda Corp.
330,829	Term Loan, 12.75%, 05/03/10 (c) (d)	11,579

	Total Senior Loans (cost $6,999,382)	6,279,635

Principal Amount

Foreign Denominated Senior Loans (a) - 2.4%

Denmark EUR - 2.4%
	Danish Holdco A/S
3,136,934	Mezzanine Facility, 12.23%, 05/01/17 PIK	1,803,737

	Total Foreign Denominated Senior Loans (cost $3,136,934)	1,803,737

Principal Amount ($)

Asset-Backed Securities (a) - 2.4%
	Cent CDO, Ltd.
1,000,000	5.19%, 03/11/21 (e)	639,700
	Gulf Stream Sextant CLO, Ltd.
1,000,000	5.20%, 06/17/21 (e)	633,800
	Stanfield McLaren CLO, Ltd.
1,000,000	7.59%, 02/27/21 (e)	594,319

	Total Asset-Backed Securities (cost $2,168,800)	1,867,819

Corporate Notes and Bonds - 27.5%

Cable - US Cable - 1.8%
	CCH I LLC
2,000,000	11.00%, 10/01/15 (f)	1,400,000

Consumer Non-Durables - 4.5%
	Solo Cup Co.
4,000,000	8.50%, 02/15/14 (f)	3,400,000

Energy - Exploration & Production - 3.3%
	Energy XXI Gulf Coast, Inc.
3,000,000	10.00%, 06/15/13	2,505,000

Food and Drug - 1.0%
	Cinacalcet Royalty Sub LLC
742,869	8.00%, 03/30/17	761,440

Food/Tobacco - Food/Tobacco Producers - 2.7%
	Chiquita Brands International, Inc.
2,400,000	7.50%, 11/01/14	2,040,000

Principal Amount ($)		Value ($)

Gaming/Leisure - Other Leisure - 1.0%
	Six Flags, Inc.
1,336,000	4.50%, 05/15/15	718,100

Healthcare - Acute Care - 2.8%
	HCA, Inc.
2,000,000	6.30%, 10/01/12	1,790,000
500,000	7.50%, 11/15/95	363,600

		2,153,600

Healthcare - Alternate Site Services - 3.3%
	Select Medical Corp.
465,000	7.63%, 02/01/15	369,675
2,717,000	8.45%, 09/15/15 (f) (g)	2,132,845

		2,502,520

Housing - Real Estate Development - 3.9%
	Realogy Corp.
6,500,000	12.38%, 04/15/15 (f)	2,925,000

Media/Telecommunications - 0.8%
	Young Broadcasting, Inc.
1,000,000	10.00%, 03/01/11 (f)	632,500

Telecommunications/Cellular - 1.7%
	Grande Communications Holdings, Inc.
1,250,000	14.00%, 04/01/11	1,262,500

Transportation - Auto - 0.7%
	Federal-Mogul Corp.
250,000	7.88%, 07/01/10 (d)	0
	Motor Coach Industries International, Inc.
2,000,000	11.25%, 05/01/09	550,000

		550,000

	Total Corporate Notes and Bonds (cost $25,670,287)	20,850,660

Claims - 0.0%

Utilities - 0.0%
2,400,000	Mirant Corp.	24,000

	Total Claims (cost $0)	24,000

Shares

Common Stocks - 25.6%

Energy - Exploration & Production - 1.2%
66,814	Key Energy Services, Inc. (h)	896,644

Housing - Building Materials - 8.4%
4,173	Owens Corning, Inc. (h)	75,656
70,329	Trussway Industries, Inc. (b) (c) (h)	6,259,281

		6,334,937

Media/Telecommunications - 1.1%
153,279	Gray Television, Inc.	872,158

See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2008	Highland Special Situations Fund

Shares		Value ($)

Common Stocks (continued)

Retail - 0.0%
12,265,769	Home Interiors & Gifts, Inc. (c) (h)	0

Service - Environmental Services - 9.5%
449,903	Safety-Kleen Systems, Inc. (h)	7,198,448

Utilities - 5.4%
5,784	Exelon Corp.	470,066
98,855	Mirant Corp. (h)	3,597,317
1,450	Portland General Electric Co.	32,701

		4,100,084

	Total Common Stocks (cost $14,173,164)	19,402,271

Units

Warrant - 0.1%

Telecommunications - 0.0%
1,250	Grande Communications Holdings, Inc., expires 04/01/11 (h)	13

Wireless Communications - 0.1%
220,000	Clearwire Corp., expires 08/15/10 (h)	48,125

	Total Warrant (cost $374,013)	48,138

Total Investments - 66.3%
(cost of $52,522,580) (i)		50,276,260

Preferred Shares at Liquidation Value - (0.5)%		(411,000)

Other Assets & Liabilities, Net - 34.2%		25,916,069

Net Assets applicable to Common Shareholders - 100.0%		75,781,329

Investment sold short outstanding as of March 31, 2008.

Security	Shares	Value

Steelcase, Inc. Class A	38,329	$423,919

Total Investments sold short (proceeds $539,931)		$423,919

(a)

Senior loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. (Unless identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at March 31, 2008. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Affiliated issuer.
(c)

Represents fair value as determined by the Investment Adviser, in good faith, pursuant to the policies and procedures approved by the Fund’s Board of Trustees. Securities with a total aggregate market value of $10,834,764, or 14.3% of net assets, were fair valued by the Investment Adviser as of March 31, 2008.

(d)	The issuer is in default of certain debt covenants. Income is not being accrued.
(e)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At March 31, 2008, these securities amounted to $1,867,819 or 2.4% of net assets.

(f)	Securities (or a portion of securities) on loan as of March 31, 2008.
(g)	Variable rate security. The interest rate shown reflects the rate in effect at March 31, 2008.
(h)	Non-income producing security.
(i)	Cost for federal income tax purposes is $52,522,580.

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
PIK	Payment-in-Kind

Foreign Denominated Senior Loans
Industry Concentration Table:
(% of Total Net Assets)

Healthcare – Alternative Site Services	2.4%

Total	2.4%

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2008 (unaudited)	Highland Special Situations Fund

($)

Assets:
Investments:
Unaffiliated issuers, at value (cost $46,315,465)	39,453,075
Affiliated issuers, at value (cost $6,207,115)	10,823,185

Total investments, at value (cost $52,522,580)	50,276,260
Cash	23,881,337
Restricted cash (Note 2)	540,353
Cash held as collateral for securities loaned (Note 9)	11,111,193
Receivable for:
Investments sold	1,111,877
Dividends and interest receivable	1,186,963
Other assets	23,058

Total assets	88,131,041

Liabilities:
Accumulated undeclared distributions to preferred shareholders (Note 2)	8,197
Securities sold short, at value (proceeds $539,931)	423,919
Payable upon receipt of securities loaned (Note 9)	11,111,193
Payables for:
Investment advisory fee payable (Note 4)	287,551
Trustees’ fees (Note 4)	2,811
Accrued expenses and other liabilities	105,041
Series P Preferred Shares ($1,000 net asset and liquidation value per share subject to an aggregate of 411 shares issued and outstanding) liquidation value	411,000

Total liabilities	12,349,712

Net Assets Applicable To Common Shares	75,781,329

Compositon of Net Assets:
Par value of common shares (Note 1)	6,062
Paid-in capital in excess of par value of common shares	63,023,727
Undistributed net investment income	798,587
Accumulated net realized gain/(loss) on investments	14,083,261
Net unrealized appreciation/(depreciation) on investments and short positions	(2,130,308)

Net Assets Applicable to Common Shares	75,781,329

Common Shares
Net assets	75,781,329
Shares outstanding (unlimited authorization)	6,062,358
Net asset value per share (net assets/shares outstanding)	12.50

See accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2008 (unaudited)	Highland Special Situations Fund

($)

Investment Income:
Interest from unaffiliated issuers	1,073,715
Interest from affiliated issuer (Note 8)	87,915
Dividends	7,831
Securities lending income	34,801

Total investment income	1,204,262

Expenses:
Investment management fees (Note 4)	287,551
Fund administration fees	40,903
Transfer agent fees	7,532
Professional fees	29,286
Trustees’ fees (Note 4)	2,539
Custodian fees	1,760
Reports to shareholders	3,886
Other expenses	20,734

Net expenses	394,191

Net investment income	810,071

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	14,401,979
Net change in unrealized appreciation/(depreciation) on investments	(23,246,828)
Net change in unrealized appreciation(depreciation) on short positions	116,012

Net realized and unrealized gain/(loss) on investments	(8,728,837)

Declared Distributions to Preferred Shareholders
From net investment income	(8,197)

Net decrease in net assets, applicable to common shareholders, from operations	(7,926,963)

See accompanying Notes to Financial Statements
6

STATEMENTS OF CHANGES IN NET ASSETS

Highland Special Situations Fund

	Period Ended March 31, 2008 (unaudited) ($)	Year Ended December 31, 2007 ($)

Increase in Net Assets:

From Operations
Net investment income	810,071	2,032,088
Net realized gain/(loss) on investments from affiliated and non-affiliated issuers	14,401,979	1,081,702
Net change in unrealized appreciation/(depreciation) on investments and short positions	(23,130,816)	7,577,463
Distributions to preferred shareholders from net investment income, including change in accumulated declared distributions	(8,197)	(32,881)

Net change in net assets from operations	(7,926,963)	10,658,372

Distributions Declared to Common Shareholders
From net investment income	—	(2,175,782)
From return of capital	—	(51,703)
From capital gains	—	(722,596)

Total distributions declared to common shareholders	—	(2,950,081)

Share Transactions from Common Shares
Distributions reinvested	—	2,950,081

Net increase from share transactions from common shares	—	2,950,081

Total increase/(decrease) in net assets	(7,926,963)	10,658,372

Net Assets Applicable to Common Shares
Beginning of period	83,708,292	73,049,920

End of period (including over distributed net investment income of $798,587 and ($3,287), respectively)	75,781,329	83,708,292

Changes in Common Shares
Issued for distributions reinvested	—	213,619

Net increase in common shares	—	213,619

See accompanying Notes to Financial Statements

7

STATEMENT OF CASH FLOWS

For the Three Months Ended March 31, 2008 (unaudited)	Highland Special Situations Fund

Cash Flows Provided by Operating Activities
Net investment income	810,071

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchase of investment securities	(3,275,923)
Proceeds from disposition of investment securities	24,658,192
Increase in receivable for investments sold	(1,091,084)
Increase in receivable for securities loaned	(3,166,000)
Increase in, interest and fees receivable	(333,762)
Increase in restricted cash	(540,353)
Decrease in other assets	17,270
Net amortization/(accretion) of premium/(discount)	(95,810)
Increase in payable upon receipt of securities loaned	3,166,000
Net change in unrealized gain/(loss) on short positions	116,012
Decrease in payable for undeclared distributions to Preferred Shareholders	(24,684)
Decrease in payables to related parties	(908,209)
Increase in payable for securities sold short	423,919
Increase in other expenses and liabilities	20,919

Net cash flow provided by operating activities	19,776,558

Cash Flows Used in Financing Activities
Distributions to Preferred Shareholders from net investment income	(8,197)

Net cash flow used in financing activities	(8,197)

Net increase in cash	19,768,361

Cash
Beginning of the period	4,112,976

End of the period	23,881,337

See accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Highland Special Situations Fund

Selected data for a share outstanding throughout each period is as follows:

Common Shares Per Share Operating Performance:	For the Three Months Ended March 31, 2008 (unaudited)		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	Period Ended December 31, 2005 (a)

Net Asset Value, Beginning of Period	$13.81		$12.49	$10.65	$10.00

Income from Investment Operations:
Net investment income	0.13		0.35	0.66	0.38
Net realized and unrealized gain/(loss) on investments	(1.44)		1.48	1.84	0.83
Distributions from net investment income to Preferred Shareholders, including declared distributions	—	(b)	(0.01)	(0.01)	— (b)

Total from investment operations, applicable to common shareholders	(1.31)		1.82	2.49	1.21
Less Distributions Declared to Common Shareholders:
From net investment income	—		(0.37)	(0.65)	(0.39)
From return of capital	—		(0.01)	—	(0.01)
From net realized gains	—		(0.12)	—	(0.16)

Total distributions declared to common shareholders	—		(0.50)	(0.65)	(0.56)

Net Asset Value, End of Period	$12.50		$13.81	$12.49	$10.65
Total return (c)	(9.49	)%(d)	14.61%	23.43%	12.08%	(d)

Ratios to Average Net Assets/Supplemental Data:

Common Share Information at End of Period:
Net assets, end of period (000’s)	$75,781		$83,708	$73,050	$59,194
Ratios based on net assets of common shares
Net expenses	2.06%		3.22%	6.00%	5.90%
Net investment income (e)	4.23%		2.55%	5.75%	6.48%

Common and Preferred Share Information at End of Period:
Ratios based on net assets of common and preferred shares
Net expenses	2.05%		3.21%	5.96%	5.85%
Net investment income	4.16%		2.50%	5.66%	6.37%
Portfolio turnover	5.06	%(d)	51.18%	72.54%	50.37%	(d)

Preferred Share Information at End of Period:
Aggregate amount outstanding, end of period (000’s)	$411		$411	$411	$411
Asset coverage per share (f)	$185,383		$204,670	$177,737	$145,024

(a)	Highland Special Situations Fund commenced investment operations on May 18, 2005.

(b)	Represents less than $0.005 per common share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)

Net investment income ratio does not reflect payment to Preferred Shareholders. The ratio reflecting such payment was 4.23%, 2.51%, 5.70% and 6.42% for the three months ended March 31, 2008, year ended December 31, 2007, year ended December 31, 2006 and the period ended December 31, 2005, respectively.

(f)	Asset coverage per share equals net assets of common shares plus the redemption value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.

NOTES TO FINANCIAL STATEMENTS
March 31, 2008 (unaudited)	Highland Special Situations Fund

Note 1. Organization

Highland Special Situations Fund (formerly known as Restoration Opportunities Fund) (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Investment Goal
The Fund seeks to achieve high total returns, while minimizing losses.

Common Shares
The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund will continuously offer a single class of Common Shares, Class Z, only to investors that are both accredited investors and qualified clients on a private placement basis.

Preferred Shares
The Fund is authorized to issue up to 5,000 shares of Series P Preferred Shares (“Series P Shares”). Series P Shares pay cumulative preferential dividends of approximately 8% per year and are preferred as to liquidation value over the Common Shares. The purchase price for each Series P Shares is $1,000. The Series P Shares have a liquidation preference equal to $1,000 (the Liquidation Preference”) plus any accumulated but unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. On or after the fifth anniversary of the commencement of the Fund’s operations, holders of Series P Shares have the right, on not less than 90 days prior written notice to the Fund, to sell such Series P Shares to the Fund at an amount equal to the Liquidation Preference plus accumulated but unpaid dividends. The right of the holders of Series P Shares to sell their shares to the Fund requires Series P Shares to be presented as a liability for financial reporting purposes. The Fund will not issue Series P Shares unless immediately thereafter the Series P Shares have asset coverage of at least 200%.

The Fund is also authorized to issue one share of Series S Preferred Shares (“Special Share”). The Special Share will have a liquidation preference equal to $1,000 plus any accumulated but unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time after the termination for any or no reason of the investment management agreement in accordance with the provisions thereof in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. The Fund will not issue Series P Shares or a Special Share (“Preferred Shares”) unless immediately thereafter the Preferred Shares have an asset coverage of at least 200%. As of March 31, 2008, the Special Share had not been issued.

The Preferred Shares are senior to and have certain class-specific preferences over the Common Shares. Under the 1940 Act, the Preferred Shares must have the right to elect at least two Trustees at all times and a majority of the Trustees in the event of serious dividend arrearages. Preferred Shares also have certain class voting rights under the 1940 Act.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
March 31, 2008 (unaudited) (continued)	Highland Special Situations Fund

Fund Valuation
The net asset value of the Fund’s Common Shares is calculated as of the last business day of each month, in connection with each issuance of common shares by the Fund, as of each distribution date (after giving effect to the relevant declaration) and on such other dates as determined by Highland Capital Management, L.P. (the “Investment Adviser”) or the Board of Trustees (“the Board”), in accordance with the valuation policies and guidelines approved from time to time by the Board. The net asset value is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the numbers of Common Shares outstanding. The value of the Fund’s net assets available to Common Shares is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of its Preferred Shares.

Security Valuation
In computing the Fund’s net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be valued by an independent pricing service. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value), such securities are valued at their fair value, as determined by the Investment Adviser in good faith in accordance with procedures approved by the Fund’s Board. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurement” (“FAS 157”):

In September 2006, the Financial Accounting Standards Board (“FASB”) issued FAS 157, “Fair Value Measurement,” which is effective for financial statements issued for fiscal years beginning after November 15, 2007. FAS 157 defines how fair value should be determined for financial reporting purposes, establishes a framework for measuring fair value under GAAP, and requires additional disclosures about the use of fair value measurements, but is not expected to result in any changes to the fair value measurements of the Fund’s investments. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on net assets for the reportable periods as contained in the Fund’s periodic filings.

The Fund has adopted FAS 157 as of January 1, 2008. The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have any material effect on the Fund’s net asset value. However, the adoption of FAS 157 does require the Fund to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements The three levels of the fair value hierarchy established under FAS 157 are described below:

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

•

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

NOTES TO FINANCIAL STATEMENTS
March 31, 2008 (unaudited) (continued)	Highland Special Situations Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of March 31, 2008 as follows:

Assets at Fair Value	Total	Level 1	Level 2	Level 3

Portfolio Investments	$50,276,260	$5,520,622	$31,000,436	$13,331,283
Other Financial Instruments *	(423,919)	(423,919)	—	—

Total	$49,852,341	$5,096,703	$31,000,436	$13,331,283

* Investment sold short.

The Fund did not have any liabilities that were measured at fair value on a recurring basis at March 31, 2008.

The following table presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2007 and at March 31, 2008.

Assets at Fair Value Using Unobservable Inputs (Level 3)	Portfolio Investments

Balance as of December 31, 2007	$12,873,291
Transfers in/(out) of Level 3	—
Net amortization/(accretion) of premium/(discount)	1,013
Net realized gains/(losses)	—
Net unrealized gains/(losses)	(916,865)
Net purchases and sales *	1,373,844

Balance as of March 31, 2008	$13,331,283

The $916,865 of net unrealized losses presented in the table above relate to investments that are still held at March 31, 2008, and the Fund presents these unrealized losses on the Statement of Operations as Net change in unrealized appreciation/(depreciation) on investments.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency
Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/ (losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Short Sales
The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. Cash held as collateral for short sales is classified as restricted cash on the Statement of Assets and Liabilities.

Income Recognition
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS
March 31, 2008 (unaudited) (continued)	Highland Special Situations Fund

U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the Securities Exchange Commission delayed the required implementation date of FIN 48 for management investment companies until June 29, 2007. As of June 29, 2007, the Fund adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.

Dividends and Distributions
Dividends from net investment income are distributed each year based on the criteria set forth below. Holders of Series P Shares are entitled to receive cumulative dividends in the amount of 8% per year of $1,000 for each Series P Share owned. Dividends to holders of Common Shares will consist of all net investment income remaining after the payment of dividends on the Series P Shares. Capital gain dividends, deemed capital gain dividends and ordinary income dividends will be allocated between the holders of Common Shares and Series P Shares in proportion to the total dividends paid during the taxable year. The Fund will not declare or pay any dividend with respect to Common Shares unless the Preferred Shares have asset coverage of at least 200% after deducting the amount of the dividend. Holders of Common Shares are expected to agree to reinvest all distributions.

Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, the past two tax years ends, were as follows:

Distributions paid from:	2007	2006

Ordinary income *	$2,819,542	$3,665,191
Long-term capital gains	111,718	—
Return of Capital	51,703	5,837

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS
March 31, 2008 (unaudited) (continued)	Highland Special Situations Fund

As of December 31, 2007, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation *

$(176,406)	$—	$—	$20,858,197

* Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

Unrealized appreciation	$9,240,757
Unrealized depreciation	(11,487,077)

Net unrealized depreciation	$(2,246,320)

Note 4. Investment Management, Carried Interest, Trustee, and Other Fees

Management Fee
The Investment Adviser receives an investment management fee (the “Management Fee”) of 1.5% per year, calculated monthly and paid quarterly, of the aggregate net asset value of the Fund (“Net Asset Value” or “NAV”). Net Asset Value shall mean the market value of all liquid securities at the time of valuation and the cost of any illiquid assets at the time of valuation. Assets are considered “illiquid” if the Investment Adviser reasonably determines, in accordance with procedures adopted by the Board, that (i) reliable market quotations are not readily available for such security, or (ii) although reliable quotations are readily available, the majority of such securities held by accounts managed by the Investment Adviser could not be sold or disposed of in the ordinary course of business within fourteen trading days at approximately the price at which the security is valued by the Fund without significantly depressing the level of such market quotations. The limitation in (ii) above is not applicable if the inability to dispose of a majority of such securities within such period is due to the fact that the Investment Adviser is an affiliate of the issuer or possesses inside information regarding such issuer.

Carried Interest Fee
The Carried Interest will be paid as a fee pursuant to the Investment Management Agreement. The Carried Interest is an amount (accrued monthly and payable annually) such that after receipt thereof the Investment Manager will have received from the Fund 20% of the realized and unrealized cumulative total return of the Fund on its assets attributable to the Common Shares and the Special Share. The Carried Interest shall be payable as of December 31 of each year and shall be paid not later than completion of the audit of the Fund for such year. If there is positive return through any interim month in excess of the high watermark described below, the Fund will accrue an appropriate amount in respect of the earned Carried Interest potentially payable at the end of the year. If there is negative return in any calendar year, no Carried Interest will be paid until the negative return (as a percentage of average net assets attributable to the Common Shares and the Special Share, or, if less, as a percentage of such net assets at the time such negative return is experienced) has been recovered in full (“High Watermark Provision”). For the avoidance of doubt, all total return (positive or negative) will be determined in dollars (the percentage figure in connection with recoupment of negative return being utilized solely to calculate the dollar amount of negative return required to be recouped). For purposes of all Carried Interest calculations, illiquid assets (as defined for purposes of the Management Fee) will be valued at the lesser of cost or fair market value (as determined by the Investment Manager in good faith). Such amounts outlined above and paid to the Investment Manager are referred to herein as the “Carried Interest.”

NOTES TO FINANCIAL STATEMENTS
March 31, 2008 (unaudited) (continued)	Highland Special Situations Fund

Fees Paid to Officers and Trustees
The Fund pays no compensation to its Trustees and Officers who are “interested persons” (as defined in the 1940 Act) of the Fund and employees of the Investment Adviser. Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets.

The “Highland Fund Complex” consists of all the registered investment companies and a business development company advised by the Investment Adviser as of the date of this Quarterly Report.

Note 5. Portfolio Information

For the three months ended March 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $3,275,923 and $24,658,192, respectively.

Note 6. Periodic Repurchase Offers

The Fund may make quarterly repurchases at NAV of up to 20% of the outstanding Common Shares that have been held for at least twelve months (“Repurchase Offers”) at the option of the Board. As of March 31, 2008, the Fund has not made a Repurchase Offer.

Note 7. Senior Loan Participation Commitments

The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”) the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly.

As such, the Fund assumes the credit risk of the Borrowers, selling participant or other persons interpositioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by economic developments in a specific industry.

At March 31, 2008, there were no Senior Loans purchased by the Fund on a participation basis.

Note 8. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the outstanding voting securities. At March 31, 2008, the Fund owned 70,239 common shares of Trussway Industries, Inc. purchased at a cost of $1,643,211 and having a value of $6,259,281. In addition, the Fund owned $4,563,904 of senior loan notes of Trussway Industries, Inc., purchased at a cost of $4,563,904. Trussway Industries, Inc. generated interest income of $87,915 during the period ended March 31, 2008.

Note 9. Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of March 31, 2008, the market value of securities loaned by the Fund was $10,854,711. The loans were secured with cash collateral of $11,111,193.

NOTES TO FINANCIAL STATEMENTS
March 31, 2008 (unaudited) (continued)	Highland Special Situations Fund

Note 10. Disclosure of Significant Risks and Contingencies

Industry Focus Risk
The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.

Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.

Credit Risk
Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

Illiquidity of Investments
The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Troubled, Distressed or Bankrupt Companies
The Fund invests in companies that are troubled, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently risky. Further, the Investment Adviser relies on company management, outside experts, market participants, and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible or that the resulting analysis will produce accurate conclusions.

Carried Interest Risk
The Carried Interest may create an incentive for the Investment Adviser or its affiliates to make investments that are risky or more speculative than would otherwise be the case. The way in which the amount of the Carried Interest is determined may encourage the Investment Adviser to use leverage to increase the return on the Fund’s investments. If the Investment Adviser acquires poorly performing assets with such leverage, the loss to the Fund could be substantial. Finally, because a portion of the Carried Interest is likely to reflect interest and dividend income and is calculated on an accrual basis regardless of whether the Fund has received a cash payment, the Investment Adviser might have an incentive to invest in zero coupon or deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn Carried Interest even when the issuer would not be able to make cash payments on such securities. The foregoing risks could be increased because the Investment Adviser is not obligated to reimburse the Fund for any Carried Interest received even if the Fund subsequently incurs losses or never receives in cash income that was previously accrued.

Currency Risk
A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Futher, the Fund’s investment performance may be significantly affected, either postively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS
March 31, 2008 (unaudited) (continued)	Highland Special Situations Fund

Foreign Securities Risk
Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.

Short Selling Risk
Short Sales of fund that are not made where there is an offsetting long position in the asset that is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Significant Shareholders
At March 31, 2008, two shareholders (the “Significant Shareholders”) owned 88.1% of the net assets applicable to Common Shares. The Fund will not accept any other subscription for Common Shares without the consent of the Board and the written consent of the Significant Shareholders.

ADDITIONAL INFORMATION
March 31, 2008 (unaudited)	Highland Special Situations Fund

Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser Highland Capital Management, L.P. NexBank Tower 13455 Noel Road, Suite 800 Dallas, TX 75240

This report has been prepared for shareholders of Highland Special Situations Fund (formerly known as Restoration Opportunities Fund) (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 and additional reports will be sent to you.

Transfer Agent
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Fund Counsel Ropes & Gray LLP One International Place Boston, MA 02110-2624

Highland Special Situations Fund	Quarterly Report, March 31, 2008

www.highlandfunds.com	HLC-HSSF-QR-1Q08